                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                                    Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           RFS HOTEL INVESTORS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials:

    ----------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                           RFS HOTEL INVESTORS, INC.
                      850 RIDGE LAKE BOULEVARD, SUITE 220
                               MEMPHIS, TN 38120

--------------------------------------------------------------------------------

                            NOTICE OF ANNUAL MEETING
                                 ON MAY 3, 2001
                              AND PROXY STATEMENT

--------------------------------------------------------------------------------
Dear Stockholder:

     We invite you to attend our annual meeting of stockholders on May 3, 2001 at 9:00 a.m. at the Company's headquarters in Memphis, Tennessee. At the meeting, you will hear a report on our operations and have a chance to meet a number of the directors and officers of the Company.

     This booklet includes the formal notice of the meeting and the Proxy Statement. The Proxy Statement tells you about the agenda and procedures for the meeting. It also describes how the Board operates, gives personal information about our director candidates, and provides other information about the Company.

     Even if you have only a few shares, we want your shares to be represented at the meeting. I urge you to complete, sign, date, and return your proxy card promptly in the enclosed envelope, even if you plan to attend the meeting.

                                                     Sincerely,

                                                  /s/ ROBERT M. SOLMSON
                                                     Robert M. Solmson
                                                     Chairman of the Board and
                                                     Chief Executive Officer

March 22, 2001

                           RFS HOTEL INVESTORS, INC.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
GENERAL INFORMATION.........................................    2
ELECTION OF DIRECTORS.......................................    3
  Director Compensation.....................................    5
  Board Committees..........................................    5
  Executive Officers of RFS.................................    7
  Director and Officer Stock Ownership......................    8
  Principal Stockholders....................................    9
  Report of the Audit Committee.............................    9
  Compensation Committee Report on Executive Compensation...   11
  Executive Compensation Tables.............................   14
  Section 16(a) Beneficial Ownership Reporting Compliance...   16
  Stock Performance Graph...................................   17
ADDITIONAL INFORMATION......................................   18
Exhibit A, Audit Committee Charter *

---------------

* Filed herewith

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          OF RFS HOTEL INVESTORS, INC.

TIME:     9:00 A.M., Central Time

DATE:     May 3, 2001

PLACE:    RFS Hotel Investors, Inc. Corporate Office
          850 Ridge Lake Boulevard, Suite 220
          Memphis, Tennessee 38120

PURPOSE:  - To elect three directors

          - To conduct other business that may properly be raised.

     Only stockholders of record on March 15, 2001 may vote at the meeting.

     YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN, DATE, AND RETURN YOUR PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

                                          Sincerely,

                                          /s/ Kevin M. Luebbers
                                          Kevin M. Luebbers
                                          Executive Vice President & Secretary
March 22, 2001

                              GENERAL INFORMATION

WHO MAY VOTE

     RFS Common Stockholders of record on March 15, 2001, may vote at the meeting.

HOW TO VOTE

     You may vote in person at the meeting or by proxy. We recommend you vote by proxy even if you plan to attend the meeting. You can always change your vote at the meeting.

HOW PROXIES WORK

     The Board of Directors of RFS is asking for your proxy. Giving your proxy to the persons named by us means you authorize them to vote your shares at the meeting in the manner you direct. You may vote for all, some, or none of our director candidates.

     If you sign and return the enclosed proxy card but do not specify how to vote, you shares will be voted FOR the election of all of our director candidates.

     You may receive more than one proxy or voting card depending on how you hold your shares. Shares registered in your name are covered by one card. If you also hold shares through someone else, such as a stockbroker, you may also get material from them asking how you want to vote. We encourage you to respond to all such requests. The Company bears all expenses associated with this proxy.

REVOKING A PROXY

     You may revoke your proxy before it is voted by submitting a new proxy with a later date; by voting in person at the meeting; or by notifying RFS's Secretary in writing at the address under "Questions".

QUORUM

     In order to carry on the business of the meeting, we must have a quorum. This means that at least a majority of the outstanding shares eligible to vote must be represented at the meeting, either by proxy or in person.

VOTES NEEDED

     The director candidates receiving more votes for than against will be elected to the three seats on the Board to be filled at the meeting. Abstentions count for quorum purposes but not for voting purposes.

BROKER NON-VOTES

     No specific provisions of Tennessee law or our charter or bylaws address broker non-votes. Under New York Stock Exchange Rules, if a broker holds your shares as a nominee, the broker must vote those shares according to your specific instructions, and, if the broker doesn't receive your instructions, the broker may vote your shares on routine matters such as the election of our directors. To ensure that your shares are voted at the meeting in accordance with your instructions, we encourage you to provide instructions to your brokerage firm by voting your proxy. If you don't vote your shares, your brokerage firm may either: (i) vote your shares on the routine election of directors, or (ii) leave your shares unvoted. Broker non-votes will not be counted as votes cast, but will be counted for the purpose of determining the existence of a quorum.

ATTENDING IN PERSON

     Only stockholders as of March 15, 2001, their proxy holders, and invited guests may attend the meeting. If you wish to vote in person and your shares are held by a stockbroker, you will need to obtain a proxy from the stockbroker authorizing you to vote your shares held in the stockbroker's name.

                             ELECTION OF DIRECTORS

     The Board of Directors of RFS has nominated the three director candidates named below.

     The Board of Directors oversees the management of the Company on your behalf. The Board reviews RFS's long-term strategic plans and exercises direct decision-making authority on key issues, such as the declaration of dividends. Just as important, the Board chooses the Chief Executive Officer, sets the scope of his authority to manage the Company's day-to-day operations, and evaluates his performance.

     RFS's Charter requires that a majority of the Company's directors be Independent Directors. Six of RFS's eight directors are Independent Directors. "Independent Directors" are not officers or employees of RFS or any of its affiliates; or officers, employees or affiliates of any lessee of property from RFS, any subsidiary of RFS, or any partnership that is an affiliate of RFS.

     RFS's Charter and Bylaws provide for three classes of directors, who serve staggered three-year terms expiring at the annual meeting of stockholders three years following their election.

     The RFS Board has nominated for reelection each of the three persons currently serving as Class I directors, whose terms are expiring at the 2001 annual meeting of stockholders. If elected, each of these persons will serve until the annual meeting of stockholders in 2004. Personal information on each of our nominees, and on each of the other directors who will continue to serve on RFS's Board following the annual meeting, is given below.

     The RFS Board of Directors met six times during 2000. In 2000, Messrs. Solmson, Churchey, Campbell, Stokes, Starnes, Forsdick, Reiss and Jenkins each attended more than 75% of the aggregate number of applicable meetings of the Board of Directors. Messr. Forsdick attended four of six meetings of the Board of Directors.

     If a director nominee becomes unavailable to serve before the election, your proxy card authorizes the named proxies to vote for a replacement nominee if the Board names one.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH OF THE FOLLOWING NOMINEES FOR CLASS I DIRECTORS:

                   NOMINEES FOR ELECTION AS CLASS I DIRECTORS
                            (TERMS EXPIRING IN 2004)

--------------------------------------------------------------------------------

BRUCE E. CAMPBELL, JR., age 69, is Chairman of the Executive Committee of the Board of Directors of National Commerce Bancorporation, a national bank holding company. Mr. Campbell has held that position since 1993. Prior to 1993, Mr. Campbell was Chairman and Chief Executive Officer of National Commerce Bancorporation, positions he held since 1977. During such period, Mr. Campbell was also Chairman and Chief Executive Officer of National Bank of Commerce, Memphis, Tennessee, a wholly owned national banking subsidiary of National Commerce Bancorporation. He has been a director of RFS since 1993.

Committees: Audit, Compensation (Chairman)

--------------------------------------------------------------------------------

H. LANCE FORSDICK, SR., age 61, was Chairman of the Board of RFS, Inc., lessee of the Company's hotels, from 1974 until February 1996, when RFS, Inc. was acquired by Doubletree Corporation. Prior to 1974, Mr. Forsdick held various positions in the real estate and hotel development and management business. He has been a director of RFS since 1993.

Committees: None

--------------------------------------------------------------------------------

RANDY L. CHURCHEY, age 40, has served as President and Chief Operating Officer of RFS since November 1999. From 1997 to 1999, he served as Senior Vice President and Chief Financial Officer of FelCor Lodging Trust, Inc., a hotel real estate investment trust. For approximately 15 years prior to joining FelCor, Mr. Churchey held various positions with Coopers & Lybrand, L.L.P., most recently serving as the Chairman of the Hospitality and Real Estate Practice of that firm for the Southwestern United States.

Committees: None

--------------------------------------------------------------------------------

                        INCUMBENT DIRECTORS -- CLASS III
                            (TERMS EXPIRING IN 2002)
--------------------------------------------------------------------------------

ROBERT M. SOLMSON, age 53, is Chairman and Chief Executive Officer of RFS. He has been Chairman and Chief Executive Officer and a Board member since the Company's formation in 1993 and President from 1993 to February 1996 and from February 1998 to October 1998. He is also a director of Independent Bank and Morgan Keegan and Company, Inc.

--------------------------------------------------------------------------------

R. LEE JENKINS, age 70, was President of Plough, Inc. and Executive Vice President-Consumer Operations of Schering-Plough Corporation from 1976 through 1989. He is a director of National Commerce Bancorporation and has been a director of RFS since 1996.

Committees: Compensation

--------------------------------------------------------------------------------

                        INCUMBENT DIRECTORS -- CLASS II
                            (TERMS EXPIRING IN 2003)
--------------------------------------------------------------------------------

MICHAEL S. STARNES, age 55, is Chairman of the Board, President and Chief Executive Officer of MS Carriers, Inc., a truckload carrier in Memphis, Tennessee, positions he has held since 1986. He had been a director of RFS since 1993.

Committees: Compensation

--------------------------------------------------------------------------------

JOHN W. STOKES, JR., age 62, is Vice Chairman of Morgan Keegan and Company, Inc., an investment firm in Memphis, TN, a position he has held since 1983. He has been an employee and director of Morgan Keegan since 1970. He is also a director of Morgan Keegan and Company, Inc. and O'Charley's, Inc. He has been a director of RFS since 1993.

Committees: Audit

--------------------------------------------------------------------------------

RICHARD REISS, JR., age 57, is the founder and chairman of Georgica Advisors LLC, a New York based investment firm with public and private investments in the communications, media and entertainment industries, a position he has held since January 1997. From 1978 to 1998, Mr. Reiss served as managing partner of Cumberland Associates and its three investment funds. From 1970 to 1977, Mr. Reiss was the director of research at Shearson Hayden Stone, a predecessor company of Salomon Smith Barney. He also is as a director of Grey Advertising, the Lazard Funds, Inc., O'Charley's, and is a trustee of the Manhattan Institute.

Committees: Audit

--------------------------------------------------------------------------------

DIRECTOR COMPENSATION

     Each director, who is not an employee of RFS, has received 12,500 restricted shares of Common Stock, except H. Lance Forsdick, who has received 7,500 shares, and Richard Reiss, who has received 10,000 shares, subject to certain restrictions on transfer prior to vesting, and options to acquire 25,000 shares of Common Stock. Each non-employee director's rights in 10,000 and 2,500 shares of such restricted Common Stock vest at the rates of 20% and 33 1/3%, respectively, per year of service, beginning one year after the date of grant. Each director is entitled to vote and receive dividends declared with respect to the restricted shares of such Common Stock prior to vesting. The options vest at the rate of 20% per year. Any unvested restricted shares or options at the time a non-employee director ceases to be a director will be forfeited. In addition, the Company reimburses directors for their out-of-pocket expenses in connection with their service on the Board of Directors. The Directors do not receive annual or per meeting cash compensation.

BOARD COMMITTEES

     The Board appoints committees to help carry out its duties. In particular, Board committees work on key issues in greater detail than would be practicable at a full Board meeting. Each committee reviews the results of its meetings with the full Board. Robert M. Solmson, the Chairman of the Board and Chief Executive Officer is an ex-officio member of all committees.

AUDIT COMMITTEE

     The Board of Directors has established an Audit Committee, which currently consists of Messrs. Campbell, Reiss and Stokes. The Audit Committee makes recommendations concerning the engagement of independent public accountants, reviews with the independent public accountants, the plans and results of the audit engagement, approves professional services provided by the independent public accountants, reviews the independence of the independent public accountants, considers the range of audit and non-audit fees and reviews the adequacy of the Company's internal accounting controls. The Audit Committee met twice in 2000, with all members in attendance at both meetings. The Audit Committee began meeting quarterly, before the release of the Company's quarterly earnings to the public, in the third quarter of 2000.

COMPENSATION COMMITTEE

     The Board of Directors has established a Compensation Committee, which currently consists of Messrs. Campbell, Jenkins and Starnes. Mr. Solmson and Mr. Churchey act as a special non-board compensation committee for the purpose of awarding compensation and benefits to Independent Directors. The Compensation Committee determines compensation for the Company's executive officers and administers the Plan as it relates to executive officers and key employees. The Compensation Committee met five times in 2000, and all members were present.

                           EXECUTIVE OFFICERS OF RFS

     The current executive officers of RFS, their ages, positions held and tenure is as follows:

NAME                               AGE         POSITION(S) WITH RFS         OFFICER SINCE
----                               ---   ---------------------------------  -------------
Robert M. Solmson................  53    Chairman of the Board and Chief        1993
                                           Executive Officer
Randy L. Churchey................  40    President and Chief Operating          1999
                                         Officer
Kevin M. Luebbers................  34    Executive Vice President and           2000
                                         Chief Financial Officer
Angie Mock.......................  37    Executive Vice President, Asset        1996
                                           Management
Herb W. Cummings.................  58    Vice President, Renovation and         1999
                                           Design
Craig Hofer......................  41    President, Centrafuse, a wholly        1995
                                         owned subsidiary of RFS

BUSINESS EXPERIENCE OF EXECUTIVE OFFICERS

     Information concerning the business experience of Mr. Solmson and Mr. Churchey is set forth under "Election of Directors".

     Kevin M. Luebbers is Executive Vice President and Chief Financial Officer of RFS. Prior to joining RFS in July 2000, Mr. Luebbers was Senior Vice President -- Planning and Investment Analysis, for Hilton Hotels Corporation. Prior to joining Hilton, he held various positions with the Prudential Realty Group, a division of the Prudential Insurance Company of America, where he specialized in hotel asset management.

     Angie Mock joined RFS in 1996 as Vice President Asset Management and was promoted to Executive Vice President Asset Management in 1999. Prior to joining RFS, Ms. Mock held numerous marketing and finance positions with Harrah's Entertainment and Promus Hotel Corporation including Director of Market Planning and Research, Director of Strategic Planning, and Director of Internal Audit. Effective January 1, 2001, Ms. Mock resigned her position to become the Chief Executive Officer of Flagstone Hospitality Management Company, which manages 52 of RFS's properties.

     Herb W. Cummings has served as Vice President Renovation and Design of RFS since October 1999. Previously, he was senior project manager and Vice President of Construction with Bristol Hotels and Resorts and held various similar positions with Davidson Hotel Company and United Inns, Inc.

     Craig Hofer has served as President of Centrafuse, a wholly owned RFS subsidiary engaged in the sale of accounting services over the Internet, since November 1999. Since July 1995, he has held various positions with RFS, most recently Vice President of Financial Planning and Chief Information Officer.

     The executive officers of RFS are elected annually by the RFS Board. Any officer or agent of RFS may be removed by the RFS Board, but such removal will not prejudice any contractual rights of the person removed.

     There are no family relationships among the executive officers. There are no arrangements or understandings between any officer and any other person pursuant to which that officer was selected.

DIRECTOR AND OFFICER STOCK OWNERSHIP

     The following table shows how much RFS Common Stock was beneficially owned on March 15, 2001, by each executive officer, each non-employee director and nominee, and all directors and executive officers, as a group. Unless otherwise indicated, each person owns directly the shares shown after his name in the following table:

                                                                   AMOUNT AND
                                                                   NATURE OF
                                                                   BENEFICIAL
                                                                  OWNERSHIP OF       PERCENT OF
NAME OF BENEFICIAL OWNER                                          COMMON STOCK         CLASS
------------------------                                      --------------------   ----------
Robert M. Solmson (1).......................................         932,158            3.3%
Randy L. Churchey (2).......................................         161,333              *
Kevin M. Luebbers (3).......................................          91,000              *
Angie Mock (4)..............................................          96,817              *
Bruce E. Campbell, Jr. (5)..................................          95,000              *
H. Lance Forsdick, Sr. (5)(6)...............................         539,500            2.2%
Michael S. Starnes (5)......................................         104,100              *
John W. Stokes, Jr. (5).....................................         100,980              *
R. Lee Jenkins (5)(7).......................................          72,500              *
Richard Reiss, Jr. (8)......................................          38,500              *
All Directors and Executive Officers as a Group (11 persons)
  (1)(2)(3)(4)(5)(6)(7)(8)..................................       2,231,888            8.2%

---------------

 *  Represents less than 1% of the outstanding Common Stock.
(1) Includes 7,086 shares issuable to a trust of which Mr. Solmson's children are beneficiaries and over which Mr. Solmson has sole investment and voting power, upon the exercise of rights to redeem units of partnership interest in RFS Partnership, L.P. for shares of Common Stock (the "Redemption Rights"). Also includes (i) 11,500 shares owned by trusts for the benefit of his children, (ii) 15,500 shares owned by his children, (iii) 10,000 shares owned by his wife, (iv) 24,000 shares of restricted Common Stock of which 16,000 are vested and 8,000 vest in October 2001 and (v) 75,000 shares of restricted Common Stock which vest at a rate of 12,500 shares in each of January 2002, 2003 and 50,000 shares in 2004, (vi) 311,666 shares issuable pursuant to exercisable stock options. Prior to vesting, Mr. Solmson is entitled to vote and receive distributions with respect to unvested shares of restricted Common Stock.
(2) Includes 25,000 shares of restricted Common Stock of which 8,333 are vested and 16,000 shares that vest at a rate of 8,333 shares in November 2001 and 8,334 shares in November 2002. Also includes (i) 100,000 shares of restricted Common Stock, which will vest at a rate of 10,000 shares in each of January 2002, 2003, 2004 and 2005, and 60,000 shares in 2006 and (ii)
    33,333 shares issuable pursuant to exercisable stock options. Prior to vesting Mr. Churchey is entitled to vote and receive distributions with respect to unvested shares of restricted Common Stock.
(3) Includes 12,000 shares of restricted Common Stock that vest at a rate of 4,000 shares in each of July 2001, 2002 and 2003. Also includes 75,000 shares of restricted Common Stock, which vest at a rate of 7,500 shares in each of January 2002, 2003, 2004 and 2005, and 45,000 shares in 2006. Prior to vesting, Mr. Luebbers is entitled to vote and receive distributions with respect to unvested shares of restricted Common Stock.

(4) Includes 14,000 shares of restricted Common Stock, which vested in January 2001, and 76,667 shares issuable pursuant to exercisable stock options. Prior to vesting, Ms. Mock is entitled to vote and receive distribution with respect to unvested shares of restricted Common Stock.
(5) Includes 834 shares of restricted Common Stock that vest in October 2001. Prior to vesting, each director is entitled to vote and receive distributions with respect to unvested shares. Includes 10,000 shares owned by Mr. Campbell's wife and 5,000 shares owned by Mr. Stokes' wife.
(6) Includes 20,573 shares issuable to Mr. Forsdick upon exercise of his Redemption Rights.
(7) Includes 2,000 shares of restricted Common Stock that vest in September 2001 and 10,000 shares issuable pursuant to exercisable stock options. Prior to vesting, Mr. Jenkins is entitled to vote and receive distributions with respect to unvested shares of restricted Common Stock.
(8) Includes 8,000 shares of restricted Common Stock that vest at a rate of 2,000 shares in each October through 2004. Prior to vesting, Mr. Reiss is entitled to vote and receive distributions with respect to unvested shares of restricted Common Stock.

PRINCIPAL STOCKHOLDERS

     The following table shows how much RFS Common Stock was beneficially owned on March 15, 2001, by each person known to RFS to beneficially own more than 5% of its Common Stock.

                                                      COMMON STOCK                SERIES B PREFERRED STOCK (3)
                                            ---------------------------------   ---------------------------------
NAME AND ADDRESS OF                         NATURE OF BENEFICIAL   PERCENT OF   NATURE OF BENEFICIAL   PERCENT OF
BENEFICIAL OWNER                                 OWNERSHIP         CLASS (1)         OWNERSHIP         CLASS (1)
-------------------                         --------------------   ----------   --------------------   ----------
Snyder Capital Management, L.P...........         1,564,700(2)        6.3%                 --              --
  350 California Street, Ste 1460
  San Francisco, CA 94104
Bank of America Mortgage
  Capital Corporation....................                                             250,000             100%
  100 North Tryon Street
  Charlotte, NC 23255

---------------

(1) Based on shares outstanding on March 15, 2001.
(2) Based solely upon information contained in Amendment No. 6 Schedule 13G dated February 15, 2001 and filed with the SEC in February 2001, Snyder Capital Management, Inc. reported that it has shared voting power with respect to 1,414,500 shares of Common Stock and shared dispositive power with respect to 1,564,700 shares of Common Stock.
(3) Holders of the Series B Preferred Stock do not have voting rights unless RFS is in arrears for two or more quarterly periods (whether or not consecutive) at which point the holders of such shares are entitled to vote for the election of two additional directors of the Corporation.

REPORT OF THE AUDIT COMMITTEE

     The Audit Committee is composed of three independent directors who meet the independence requirements of the NYSE for membership on audit committees as required under Item 306 of Regulation S-K and the Audit Committee provides assistance to the Corporation's directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the Corporation, and the quality and integrity of the financial reports of the Corporation. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication between the directors, the independent auditors and the financial management of the Corporation. In October 2000, the Board of Directors approved a new Audit Committee Charter. A copy of this charter is included as Exhibit A to this proxy statement. We have met with the Company's independent auditors and management to discuss the duties and responsibilities imposed by the charter and to coordinate implementation of the charter.

     Management has the primary responsibility for our Company's financial statements and the reporting process, including the systems of internal controls. The independent auditors are responsible for performing an independent audit of our Company's financial statements in accordance with generally accepted accounting principles. In fulfilling our oversight responsibilities, our audit committee has reviewed the audited financial statements to be included in the Annual Report on Form 10-K with management and with PricewaterhouseCoopers LLP ("PricewaterhouseCoopers"), our Company's independent auditors, including discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

     Our audit committee reviewed and discussed with the independent auditors their judgments as to the quality of the Company's accounting principles and the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Accounting Standards).

     In addition, our audit committee has received the written disclosures and the letter from PricewaterhouseCoopers required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) of the American Institute of Certified Public Accountants. We have considered the non-audit services provided by PricewaterhouseCoopers during the year and believe that the services do not in any way impair their independence.

     Based on the reviews and discussions referred to above, we recommended to the Board, and the Board has approved, that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2000, for filing with the Securities and Exchange Commission. We recommended, and the Board approved, the selection of PricewaterhouseCoopers, as the Company's independent auditors for the fiscal year ending December 31, 2001.

     This report has been furnished by members of the Audit Committee.

                                          Audit Committee

                                          Bruce E. Campbell (Chairman)
                                          John W. Stokes, Jr.
                                          Richard Reiss, Jr.
March 20, 2001

     The foregoing report should not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

  Compensation Philosophy

     The Compensation Committee is responsible for setting and administering compensation policies, fixing salaries, awarding performance bonuses and determining awards of restricted stock and grants of stock options under the Plan to officers and key employees. The Compensation Committee of the Board of Directors is comprised of Messrs. Campbell, Jenkins and Starnes, each of whom is an Independent Director of the Company.

     The Compensation Committee believes incentive compensation should provide a meaningful portion of the Executive's total compensation. In addition to the annual base cash compensation for 2001, each of the officers and key employees will be entitled to a cash bonus at the discretion of the Compensation Committee. It is expected that any cash bonus will be based upon performance criteria including competitive factors. In addition, each of the officers and key employees may be provided other incentive compensation, including, but not limited to, grants of stock options and shares of restricted Common Stock, in accordance with rules and criteria established by the Compensation Committee of the Company.

  Executive Compensation

     The Compensation Committee approved the 2001 annual base cash compensation for each of the officers and key employees as follows:

                                                              2001 ANNUAL BASE
                                                              CASH COMPENSATION
                                                              -----------------
Robert M. Solmson...........................................      $285,000
Randy L. Churchey...........................................      $275,000
Kevin M. Luebbers...........................................      $210,000
Craig Hofer.................................................      $156,000
Herb W. Cummings............................................      $126,000

  Other Incentive Compensation

     The Compensation Committee believes that grants of restricted Common Stock and options should reward officers and key employees for sustaining increases in shareholder value over an extended period, consequently, the restricted Common Stock and options become exercisable at a rate of 20% to 33 1/3% per year and expire if the officers and key employees leave RFS voluntarily or are discharged for cause.

     On January 1, 2001, the Compensation Committee approved the grant of 75,000, 100,000 and 75,000 shares of restricted Common Stock to Messrs. Solmson, Churchey and Luebbers, respectively. The restricted Common Stock vests over three to five years and is subject to the satisfaction of certain performance criteria. Information concerning the vesting of the restricted Common Stock is set forth under "Director and Officer Stock Ownership."

     In 1999 and 2000, the Compensation Committee approved the grant of 41,000 and 14,000 shares of restricted Common Stock to officers and key employees, respectively. Also in 1999 and 2000, respectively, the Compensation Committee approved the grant of 600,000 and 50,000 options to acquire Common Stock to officers and key employees, respectively, at an exercise price equal to the closing price of the Common Stock on The New York Stock Exchange on the date of grant.

EMPLOYMENT AGREEMENTS

     Messrs. Solmson, Churchey, Luebbers and Hofer entered into employment agreements (the "Employment Agreements") with RFS. Each Employment Agreement provides for a three-year term which is renewed for a new three-year term at the end of each year. Effective January 1, 2001, Ms. Mock resigned her position to become the Chief Executive Officer of Flagstone Hospitality Management Company, which manages 52 of RFS's properties.

     Under the Employment Agreements, in 2001 Messrs. Solmson, Churchey, Luebbers and Hofer will receive base salaries in the amounts of $285,000, $275,000, $210,000 and $156,000 respectively. In addition, the Employment Agreements provide that each is entitled to a cash bonus payable on or before April 1, 2002 at the discretion of the Compensation Committee. In addition, each may receive other incentive compensation, including but not limited to, grants of stock options and shares of restricted Common Stock.

     Under each Employment Agreement, termination without cause or for death or disability requires a payment to the officers of their annual base salary for the remainder of the three-year term. In the event of voluntary termination or termination with cause, the officer will remain subject to the noncompete clause in the Employment Agreement (described below). Termination with cause includes the officer's conviction of a crime involving some act of dishonesty or moral turpitude, theft or embezzlement or malicious infliction of damage to the Company's property or business opportunity, material and intentional breach of the noncompete covenant, continuous neglect of duties or refusal to follow unambiguous duly adopted written direction of the Board of the Company or abuse of alcohol, drugs or other substances.

     Each Employment Agreement terminates upon the death or disability of the officer, and the officer is entitled to certain benefits in the event of a termination resulting from disability. Each Employment Agreement provides that, in the event of a termination of the officer's employment for cause or the officer's voluntary termination, the officer may not own any interest in a hotel property other than properties owned by the Company or manage or in any other capacity engage in the acquisition, development, operation or management of any hotel property located within 20 miles of any hotel property owned by the Company at the time of termination for a period of two years.

     Under each Employment Agreement, in the event of the Company's termination of an officer's employment or the officer's resignation for good reason ("Good Reason"), as defined below, following a change in control of the Company, as defined below ("Change of Control"), the officer will be entitled to a cash amount equal to the sum of: (i) three times the officer's annual base salary for the year in which the change of control occurs, and, (ii) the average cash bonus for the fiscal year in which the Change of Control occurs and the two preceding fiscal years. In addition, if the excise tax on "excess parachute payments", as defined in section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), will be imposed on the officer under Code section 4999 as a result of a Change of Control payment or any other payment, benefit or compensation which the officer receives or has the right to receive from the Company or any of their affiliates, the Company will indemnify the officer and hold him harmless against all claims, losses, damages, penalties, expenses and excise taxes. In addition, any unvested stock options or restricted stock granted to the officer under the Plan will vest and become immediately exercisable upon a Change of Control.

     A Change of Control is generally defined in the Employment Agreements to mean (i) the acquisition by any person of securities representing 50% or more of the Company's outstanding voting securities, (ii) a change in the majority of the Board of Directors of the Company, unless the change is previously approved by at least 80% of the members of the Board of Directors of the Company, (iii) the merger of the Company with another corporation where immediately after such merger, the persons holding a majority of the combined voting power of the then-outstanding securities of the Company prior to the merger hold less than a majority of the combined voting power of such company,
(iv) the sale by the Company of all or substantially all of its assets to another corporation or person where immediately after such sale, the persons holding a majority of the combined voting power of the Company, (v) the sale or transfer by the Company to a non-affiliated business of the operations or assets that generated at least two-thirds of the consolidated revenues of the Company and its subsidiaries for the prior four quarters and (vi) the filing of a Form 8-K by the Company with the SEC disclosing that a change in control has occurred. For purposes of the Employment Agreements, "Good Reason" is generally defined as (i) a change in the officer's status, position or responsibilities that does not represent a promotion, (ii) a reduction in the officer's base salary or bonus, (iii) a required relocation to a location more than thirty miles away from the Company's principal executive offices, (iv) failure to continue to provide benefits to the officer substantially similar to material benefits enjoyed by material breach of the Employment Agreement by the Company and (v) the failure of the Company to assume the Employment Agreement following the Change of Control.

     RFS also maintains a 401(k) Plan, health insurance and other benefits generally available to all employees. In 1999, RFS adopted a deferred compensation plan that is available only to directors, officers and key employees. RFS makes no matching or other contributions to this plan, other than the payment of its operating and administrative expenses.

     This report has been furnished by the current members of the Compensation Committee.

                                          Bruce E. Campbell, Jr. (Chairman)
                                          R. Lee Jenkins
                                          Michael S. Starnes

EXECUTIVE COMPENSATION TABLES

     The following tables show the compensation of RFS's Chief Executive Officer and the five other most highly paid executives. See the Compensation Committee Report for an explanation of our compensation philosophy.

                           SUMMARY COMPENSATION TABLE

                                                                                     LONG TERM
                                                                                   COMPENSATION
                                                       ANNUAL              -----------------------------
                                                    COMPENSATION            RESTRICTED        SECURITIES
                                               ----------------------          STOCK          UNDERLYING
NAME AND PRINCIPAL POSITION          YEAR       SALARY        BONUS        AWARDS (5)($)      OPTIONS(#)
---------------------------          ----      --------      --------      -------------      ----------
Robert M. Solmson                    2000      $285,000      $195,000
  Chairman of the Board              1999       250,000        10,000                          100,000
  and Chief Executive Officer        1998       231,750       124,463        $285,000(8)        50,000
Randy L. Churchey                    2000(1)   $235,415      $187,500
  President and Chief                1999(1)     37,500        80,000        $298,438(7)       100,000
  Operating Officer
Kevin M. Luebbers                    2000(2)   $ 95,000      $ 71,250        $132,750(6)        50,000
  Executive Vice President
  and Chief Financial Officer
Michael J. Pascal                    2000(3)   $100,000      $281,313
  Former Executive Vice              1999       185,000        10,000                           75,000
  President and Chief                1998       169,950       109,812        $285,000(8)        40,000
  Financial Officer
Angie Mock                           2000      $175,000      $131,250
  Executive Vice President           1999       150,000        10,000        $ 67,500(7)        75,000
  Asset Management                   1998       110,000        30,000         106,875(8)        25,000
Herb Cummings                        2000      $120,000      $ 90,000
  Vice President                     1999(4)   $ 30,000      $  2,500                           25,000
  Renovation and Design
Craig Hofer                          2000      $150,000      $ 15,000
  President, Centrafuse              1999       120,000         7,500                           65,000(9)
                                     1998       107,500        20,000        $ 89,063(8)        40,000

---------------

(1) On July 26, 2000, Mr. Churchey's annual salary was increased to $250,000 from $225,000. Mr. Churchey's 1999 compensation is for the period November 1, 1999 (date of hire) to December 31, 1999.
(2) For the period July 1, 2000 (date of hire) to December 31, 2000.
(3) For the period January 1, 2000 to June 30, 2000 (date of resignation).
(4) For the period October 1, 1999 (date of hire) to December 31, 1999.
(5) At December 31, 2000, an aggregate of 138,500 shares of restricted Common Stock subject to vesting were held by the named officers, with an aggregate value of all vested and unvested restricted Common Stock at such date (based on the closing market price of the Common Stock at December 31, 2000 of $13.0625) of $1,849,155 as follows: Mr. Solmson, 74,000 shares valued at $966,625; Mr. Churchey, 25,000 shares valued at $326,563; Mr. Luebbers, 12,000 shares valued at $156,750, Ms. Mock, 20,000 shares valued at $261,250 and Mr. Hofer, 7,500 shares valued at $97,967. Prior to vesting, the recipients are entitled to vote and receive distributions with respect to unvested shares of restricted Common Stock.
(6) In 2000, 12,000 shares of restricted Common Stock were granted to Mr. Luebbers, subject to vesting at a rate of 33 1/3% per year starting in each of July 2001, 2002, 2003. The value is based on the closing market price of the Common Stock on the date granted of $11.0625.
(7) In 1999, 25,000 and 6,000 shares of restricted Common Stock were granted to Mr. Churchey and Ms. Mock respectively, subject to vesting at a rate of 33 1/3% per year starting in November 2000 and September 2000, respectively. The value is based on the closing market price of the Common Stock on the date granted of $11.9375 and $11.25, respectively.
(8) In 1998, 24,000, 9,000 and 7,500, shares of restricted Common Stock were granted to Messrs. Solmson, Ms. Mock and Mr. Hofer respectively, subject to vesting at a rate of 33 1/3% per year starting in October 1999. The value is based on the closing market price of the Common Stock on the date granted such date of $11.875.
(9) See "Option Grants" below.

     The executive officers receive health and disability insurance benefits which do not exceed 10% of their respective salaries. These benefits are also made available to other employees of the Company.

                             OPTION GRANTS IN 2000

                                     INDIVIDUAL GRANTS                                POTENTIAL REALIZABLE VALUE
                                 -------------------------                             AT ASSUMED ANNUAL RATES
                                 NUMBER OF     % OF TOTAL                                   OF STOCK PRICE
                                   SHARES       OPTIONS                                APPRECIATION FOR OPTION
                                 UNDERLYING    GRANTED TO    EXERCISE                          TERM(2)
                                  OPTIONS     EMPLOYEES IN   PRICE PER   EXPIRATION   --------------------------
                                  GRANTED     FISCAL YEAR    SHARE(1)       DATE          5%             10%
                                 ----------   ------------   ---------   ----------   ----------      ----------
Kevin M. Luebbers..............    50,000        100%        $11.0625      7/1/10      348,000         881,500

---------------

(1) The exercise price per share is the closing price for the Common Stock on the New York Stock Exchange on the effective date of grant.
(2) Represents potential realizable value at assumed annual rates of stock price appreciation over the exercise price for the options for the option term.

     The unexpired stock options to purchase the Company's Common Stock held by the named executive officers at December 31, 2000 are as follows:

                         FISCAL YEAR END OPTION VALUES

                                              NUMBER OF SECURITIES
                                             UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                                                   OPTIONS AT              IN-THE-MONEY OPTIONS AT
                                                DECEMBER 31, 2000           DECEMBER 31, 2000(1)
                                           ---------------------------   ---------------------------
NAME                                       EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                                       -----------   -------------   -----------   -------------
Robert M. Solmson........................    311,666        83,334         $60,416       $ 61,459
Randy L. Churchey........................     33,333        66,667          60,417        120,833
Kevin M. Luebbers........................         --        50,000              --        100,000
Angie Mock...............................     76,667        73,333          45,313         60,937
Herb W. Cummings.........................      8,333        16,667          13,021         26,042
Craig Hofer..............................     42,999        52,001          55,020         81,542

---------------

(1) Based on the difference between the option exercise price and the closing sales prices for the Common Stock on the New York Stock Exchange on December 31, 2000, which was $13.0625 per share.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires officers and directors, and persons who beneficially own more than ten percent (10%) of the Company's stock, to file initial reports of ownership and reports of changes in ownership with the SEC. Officers, directors and greater than ten percent (10%) beneficial owners are required by SEC regulations to furnish the Company with copies of all
Section 16(a) forms they file.

     Based solely on a review of the copies furnished to the Company and representations from the officers and directors, the Company believes that all section 16(a) filing requirements for the year ended December 31, 2000 applicable to its officers, directors and greater than ten percent (10%) beneficial owners were satisfied.

     Based on representations from the officers and directors, the Company believes that no other Form 5 for directors, officers and greater than ten percent (10%) beneficial owners were required to be filed with the SEC for the period ended December 31, 2000.

STOCK PERFORMANCE GRAPH

     Annual total returns to RFS shareholders are shown in the performance graph below. The graph compares the yearly percentage change in the Company's shareholder return on the Common Stock for the period December 31, 1995 through December 31, 2000, with the changes in the Standard and Poor's 500 Stock Index (the "S&P 500 Index") and the SNL Securities Hotel REIT Index for the same period, assuming a base share price of $100 for the Common Stock and each index for comparison purposes. Total return equals appreciation in stock price plus dividends paid, and assumes that all dividends are reinvested. The performance graph is not necessarily indicative of future investment performance.

     The Hotel REIT Index is comprised of fourteen publicly traded REITs which focus on investments in hotel properties.

                           RFS HOTEL INVESTORS, INC.
                            STOCK PRICE PERFORMANCE

                            TOTAL RETURN PERFORMANCE

                                                RFS HOTEL INVESTORS, INC.            S&P 500                 SNL HOTEL REITS
                                                -------------------------            -------                 ---------------
12/31/95                                                 100.00                      100.00                      100.00
12/31/96                                                 139.38                      122.86                      152.80
12/31/97                                                 152.15                      163.86                      200.33
12/31/98                                                 102.05                      210.64                       99.05
12/31/99                                                  98.38                      254.97                       76.93
12/31/00                                                 139.60                      231.74                      110.07

                             ADDITIONAL INFORMATION

OTHER BUSINESS

     RFS's Board does not intend to bring, and knows of no one intending to bring, any matter before the annual meeting other than voting with respect to the director nominees. If any other matter is properly brought before the meeting, the persons named as proxies will vote them in accordance with the direction of the RFS Board.

OUTSTANDING SHARES

     On March 15, 2001, a total of 24,858,547 shares of RFS Common Stock and 250,000 shares of Series B Preferred Stock were outstanding. Each share of Common Stock is entitled to one vote.

ANNUAL REPORT

     RFS's 2000 Annual Report to Stockholders and Form 10-K are enclosed with this Proxy Statement.

HOW WE SOLICIT PROXIES

     In addition to this mailing, RFS employees may solicit proxies personally, electronically, or by telephone. RFS pays the costs of soliciting the proxies. We also reimburse brokers and other nominees for their expenses in sending these materials to you and getting your voting instructions.

SHAREHOLDER PROPOSALS FOR 2002

     The Board of Directors will make provision for presentation of appropriate proposals by shareholders at the 2002 annual meeting of shareholders, provided that such proposals are submitted by eligible shareholders who have complied with the relevant regulations of the SEC. Shareholder proposals intended to be submitted for presentation at the 2002 annual meeting of shareholders of the Company must be in writing and must be received by the Company at its executive offices on or before December 1, 2001 for inclusion in the Company's proxy statement and the form of proxy relating to the 2002 annual meeting.

INDEPENDENT PUBLIC ACCOUNTANTS

     The firm of PricewaterhouseCoopers has served as auditors for RFS during 2000 and will serve in that capacity for 2001, unless the board subsequently determines that a change is desirable. A representative of the auditors is expected to be at RFS's 2001 Annual Meeting of Stockholders to respond to appropriate questions and to make a statement if desired.

     As amended, Item 9 of Schedule 14(a) requires that RFS disclose all fees billed to RFS from PricewaterhouseCoopers pertaining to the past fiscal year as follows:

Audit fees..................................................  $118,000
Tax planning and compliance.................................   201,000
Other fees..................................................    30,000
                                                              --------
          Total fees........................................  $349,000
                                                              ========

     Fees for the reviews of financial statements included in the quarterly reports on Form 10-Q are included in audit fees.

QUESTIONS

     If you have questions or need more information about the annual meeting, you may write to:

         Corporate Secretary
         RFS Hotel Investors, Inc.
         850 Ridge Lake Blvd., Suite 220
         Memphis, TN 38120

or call us at 901-767-7005 and ask for stockholder communications.

     We also invite you to visit RFS's Internet site at www.rfshotel.com

                                   EXHIBIT A
                            AUDIT COMMITTEE CHARTER

ORGANIZATION

     There shall be a committee of the Board of Directors, to be known as the "Audit Committee," established pursuant to the Bylaws. The Audit Committee shall be comprised of three (3) members of the Board of Directors of the Corporation who are independent Directors of the Corporation and otherwise meet the qualifications for membership set forth herein. The Board of Directors shall elect the members of the Audit Committee, who shall serve until their successors are elected and qualified, and shall designate one of the members of the Audit Committee to serve as Chairman thereof The Secretary of the Corporation shall serve as the Secretary of the Audit Committee.

STATEMENT OF POLICY

     The Audit Committee shall provide assistance to the Corporation's directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the Corporation, and the quality and integrity of the financial reports of the Corporation. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication between the directors, the independent auditors and the financial management of the Corporation.

RESPONSIBILITIES

     In carrying out its responsibilities, the Audit Committee shall maintain the flexibility to react to changing conditions, and may adopt such policies and procedures as it shall deem appropriate, to provide assurance to the directors and shareholders of the Corporation that the Corporation's accounting and reporting practices are in compliance with all applicable legal requirements and are consistent with industry practices. The Audit Committee shall also undertake such other tasks as may be delegated to it, from time to time, by the Board of Directors.

     In carrying out its responsibilities, the Audit Committee will undertake the activities, and follow the procedural rules, described below.

                        CONTINUOUS ACTIVITIES -- GENERAL

          1. Provide an open avenue of communication between the independent auditor and the Board of Directors.

          2. Meet at least four times during each calendar year, with additional meetings to be called by the Chairman of the Committee if, in his opinion, circumstances require. The Committee may ask members of management or others to attend meetings and provide pertinent information as necessary.

          3. Obtain a written statement from the independent auditor delineating all relationships between the independent auditor and the Corporation, discuss with the independent auditor the relationships disclosed in such written statement, and make such other inquiries as the Audit Committee deems necessary to confirm the independence of the independent auditor. The Committee shall take or recommend such actions as it deems appropriate to ensure the independence of the independent auditor.

          4. Review with management and the independent auditor the coordination of audit efforts between the independent auditor and the work performed by the internal audit staffs of the management companies engaged in managing the Corporation's hotels with a view to completeness of coverage, reduction of redundant efforts, and the effective use of audit resources.

          5. Inquire of management and the independent auditor about significant risks or exposures and assess the steps management has taken to minimize the same.

          6. Consider and review with management and the independent auditor:

             (1) The adequacy of internal controls, including computerized information system controls and security;

             (2) Recommendations of the independent auditor relating to improvements in internal accounting controls, including the status of previous recommendations;

             (3) Other findings and recommendations of the independent auditor, together with management's responses thereto;

             (4) Any difficulties encountered by the independent auditor in the course of its audit work, including any restrictions on the scope of its activities or its access to required information; and

             (5) Any significant changes required in the scope of the independent auditor's audit plan.

          7. Meet at least annually with the independent auditor and management, in separate executive sessions, to discuss any matters that the Committee or these groups believe should be discussed privately with the Audit Committee.

          8. Report periodically to the Board of Directors on significant results of the foregoing activities.

          9. Instruct the independent auditor that (i) the independent auditor is ultimately responsible to the Board of Directors and the Audit Committee, (ii) the Board of Directors and Audit Committee retain the ultimate authority and responsibility to select, evaluate and discharge the independent auditor, and (iii) the Board of Directors is the independent auditor's client.

                  CONTINUOUS ACTIVITIES -- REPORTING POLICIES

          1. Advise management and the independent auditor that they are expected to provide the Audit Committee with a timely analysis of significant current financial reporting issues and developments affecting current financial reporting practices.

          2. Review and discuss with management and the independent auditor their qualitative judgments about the appropriateness of accounting principles and financial disclosure practices currently being followed by the Corporation and of any changes therein that are proposed to be adopted.

          3. Review and discuss with management and the independent auditor the degree of aggressiveness or conservatism of the accounting principles and underlying estimates being utilized by the Corporation and whether those principles and estimates are consistent with, or deviate from, customary industry practices.

                              SCHEDULED ACTIVITIES

          1. Recommend the selection of the independent auditor for approval by the Board of Directors and approve the compensation of the independent auditor. Review and approve the discharge of the independent auditor.

          2. Consider, in consultation with management and the independent auditor, the audit scope and plan proposed by the independent auditor.

          3. Review with management and the independent auditor the results of the independent auditor's reviews of interim financial information and of annual audits, and solicit the independent auditor's comments relating to:

             (1) The independent auditor's review of interim financial statements;

             (2) The independent auditor's audit of the annual financial statements and accompanying footnotes, and their report thereon;

             (3) Any significant changes proposed in the independent auditor's audit plan; and

             (4) Any matters relating to the conduct of the review of interim financial statements or the conduct of the annual audit which are required to be communicated to the Audit Committee under Generally Accepted Accounting Standards.

          4. Arrange for a representative of the independent auditor to be available to the full Board of Directors at least annually to help provide an appropriate basis for the Board of Directors to approve the appointment of the auditor.

          5. Consider the independent auditor's reasoning behind its acceptance or questioning of significant estimates by management.

          6. Based upon its review, recommend to the full Board of Directors that the audited financial statements be included in the Corporation's Annual Report on Form 10-K.

          7. At least annually, review, update as necessary and recommend to the Board of Directors, the adoption of the Charter of the Audit Committee.

          8. Prepare, and cause to be included in the Corporation's annual Proxy Statement, a report of the Audit Committee in compliance with applicable laws, rules and regulations.

                          "WHEN NECESSARY" ACTIVITIES

          1. Review and approve any management consulting engagement to be performed for the Corporation by the independent auditor and request information on any other work undertaken by the independent auditor at the request of management that is beyond the scope of the audit engagement letter.

          2. Review periodically with the Corporation's general counsel those legal and regulatory matters that may have a material impact on the Corporation's financial statements, compliance policies and programs.

          3. Conduct, or authorize investigations into, any matters within the Audit Committee's scope of responsibilities. The Committee shall be empowered to retain independent counsel and other professionals to assist in the conduct of any such investigation.

                           MEMBERSHIP QUALIFICATIONS

          1. All members of the Audit Committee shall be Independent Directors of the Corporation and shall have no relationship to the Corporation that, in the determination of the Board of Directors, may interfere with the exercise of their independence from the Corporation and its management.

          2. Members of the Audit Committee shall not be [or within the past three (3) years have been] an officer or employee of the Corporation or any of its affiliates.

          3. Members of the Audit Committee shall not be a member of the immediate family of any person who is [or within the past three (3) years has been)] an executive officer of the Corporation or any of its affiliates.

          4. No member of the Audit Committee shall have received, within the past three (3) years, any compensation from the Corporation or any of its affiliates, other than for services as a director or under a tax-qualified retirement or deferred compensation plan, unless the Board of Directors shall have expressly determined that such compensatory relationship will not interfere with such member's independence.

          5. No member of the Audit Committee shall be a partner, controlling shareholder or executive officer of any organization to which the Corporation has made, or from which the Corporation has received, significant payments during the past five (5) years, unless the Board of Directors shall have expressly determined that such relationship will not interfere with such member's independence.

          6. No member of the Audit Committee shall be an executive officer of any company if any executive officer of the Corporation sits on the compensation committee of such other company.

          7. All members of the Audit Committee shall be financially literate and at least one member of the Audit Committee shall have appropriate accounting or related financial management expertise, in each case as determined by the Board of Directors.

                                PROCEDURAL RULES

          1. Each member of the Audit Committee shall have one vote.

          2. A quorum of the Audit Committee shall consist of any two (2) members.

          3. The Audit Committee shall take action only by the affirmative vote of a majority of the members present at any meeting at which a quorum is present, or by the unanimous written consent of the members thereof.

          4. The Audit Committee shall maintain minutes of its meetings, reflecting the actions taken or authorized by it, and copies thereof shall be provided to the Board of Directors.

PROXY                                                       NO. OF SHARES ______
                           RFS HOTEL INVESTORS, INC.
         850 RIDGE LAKE BOULEVARD, SUITE 220, MEMPHIS, TENNESSEE 38120

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints Robert M. Solmson and Kevin M Luebbers, or either of them, as proxies, each with the power to appoint such person's substitute, and hereby authorizes each of them to vote, as designated below, all the shares of capital stock of RFS Hotel Investors, Inc. held of record by the undersigned on March 15, 2001, at the Annual Meeting of Shareholders to be held on May 3, 2001, or any adjournment thereof as specified below.

1.  ELECTION OF DIRECTORS
   (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name below)

   [ ] FOR ALL NOMINEES LISTED BELOW

     CLASS I -- TERM EXPIRING 2004 -- BRUCE E CAMPBELL, RANDY L CHURCHEY, H.
       LANCE FORSDICK

   [ ] WITHHOLD AUTHORITY to vote for all nominees

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

    THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR DIRECTOR.

                                                  DATED:                  , 2001
                                                      ---------------------

                                                  Please sign exactly as name
                                                  appears in left. When shares
                                                  are held by joint tenants,
                                                  both should sign. When signing
                                                  as attorney, as executor,
                                                  administrator, trustee or
                                                  guardian, please give full
                                                  title as such. If a
                                                  corporation, please sign in
                                                  full corporate name by
                                                  President or other authorized
                                                  officer. If a partnership,
                                                  please sign in partnership
                                                  name by authorized person.

                                                  ------------------------------
                                                  Signature

                                                  ------------------------------
                                                  Signature if held jointly